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Exhibit 10.29

          Thirteenth Amendment to Data Processing Agreement dated December 1, 1995, by and between ALLTEL Information Services, Inc. (formerly Systematics Financial Services, Inc.) and Brenton Bank (formerly Brenton Bank Services Corporation). This Thirteenth Amendment to Data Processing Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1995.
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